EXHIBIT 24.1


                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John A. Blanchard, Lois M. Martin and Anthony C. Scarfone, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of an aggregate of 3,000,000 shares of Common Stock of Deluxe Corporation pursuant to the Deluxe Corporation 2000 Stock Incentive Plan, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: December 8, 2000


Signature                      Title
---------                      -----

/s/ John A. Blanchard III      Chairman of the Board and Chief Executive Officer
--------------------------     (principal executive officer)
John A. Blanchard III


/s/ Lois M. Martin             Senior Vice President and Chief Financial Officer
--------------------------     (principal financial and accounting officer)
Lois M. Martin


/s/ Lawrence J. Mosner         Director
--------------------------
Lawrence J. Mosner


/s/ Calvin W. Aurand, Jr.      Director
--------------------------
Calvin W. Aurand, Jr.


/s/ Ronald E. Eilers           Director
--------------------------
Ronald E. Eilers


/s/ Daniel D. Granger          Director
--------------------------
Daniel D. Granger

/s/ Barbara B. Grogan          Director
--------------------------
Barbara B. Grogan


/s/ Charles A. Haggerty        Director
--------------------------
Charles A. Haggerty


/s/ Donald R. Hollis           Director
--------------------------
Donald R. Hollis


/s/ Cheryl E. Mayberry         Director
--------------------------
Cheryl E. Mayberry


/s/ Stephen P. Nachtsheim      Director
--------------------------
Stephen P. Nachtsheim


/s/ Robert C. Salipante        Director
--------------------------
Robert C. Salipante